SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported) April 10, 1996


       AEI REAL ESTATE FUND XVIII LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                        State of Minnesota
   (State or other Jurisdiction of Incorporation or Organization)




           0-18289                      41-1622463
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


   1300 Minnesota World Trade Center, St. Paul, Minnesota 55101
          (Address of Principal Executive Offices)


                          (612) 227-7333
     (Registrant's telephone number, including area code)


  (Former name or former address, if changed since last report)


Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

       On April 10, 1996, the Partnership purchased an 85.0% interest in a newly constructed Tractor Supply Company store in Bristol, Virginia from Tractor Supply Company. The total cash purchase price of the land and building was approximately $1,302,540. The remaining interest is owned by Robert P. Johnson, the Partnership's Individual General Partner. Tractor Supply Company store is not affiliated with the Partnership. The cash, used in purchasing the property, was from the proceeds of the sale of properties, which occurred in 1995.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          None.

Item 6.   Resignation of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

             (a)  Financial statements of businesses acquired.  -
                  Not Applicable. Property was newly constructed.

             (b) A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative
                  description is furnished in lieu  of   the
                  proforma statements:

                  Assuming the Partnership had purchased the property on December31, 1995, the Partnership's Investments in Real Estate would have been increased by $1,107,159 and its Current Assets (cash) would have been reduced by $1,107,159.

                  The Partnership's estimated annual income from the property is $89,455 based on the first full year of rental income, after deducting depreciation. The increase in annual income would be offset by estimated loss of Investment Income (interest) of approximately $58,100.

             (c)  Exhibits

                    Exhibit 10.1 -  Sale and Leaseback Financing
                                    Commitment Agreement dated
                                    September  21,   1995   and
                                    Amendment to Sale and Leaseback
                                    Financing Commitment Agreement
                                    dated October 18, 1995 between
                                    AEI Fund Management, Inc. and
                                    Tractor Supply Company, Inc.
                                    relating  to the property at
                                    Old Airport  Road and I-81,
                                    Bristol, Virginia (incorporated
                                    by reference to Exhibit 10.1 of
                                    Form 10-QSB filed with the
                                    Commission on November 2, 1995).

                    Exhibit 10.2 -  Net Lease Agreement dated
                                    April  10, 1996 between  the
                                    Partnership, Robert P. Johnson
                                    and Tractor Supply Company relating
                                    to the property at Old Airport Road
                                    and I-81, Bristol, Virginia.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AEI  REAL  ESTATE FUND  XVIII
                               LIMITED PARTNERSHIP

                               By: AEI Fund Management XVIII, Inc.
                                   Its: Managing General Partner


Date:  April 17, 1996             /s/ Mark E. Larson
                               By: Mark E. Larson
                                   Its Chief Financial Officer